John Hancock
Classic Value Fund
Quarterly portfolio holdings 1/31/2021

Fund’s investments
As of 1-31-21 (unaudited)
	Shares	Value
Common stocks 96.5%		$1,748,087,454
(Cost $1,438,244,346)
Consumer discretionary 21.5%		388,804,332
Auto components 3.2%
Lear Corp.	383,587	57,829,576
Automobiles 3.9%
Ford Motor Company (A)	6,774,357	71,333,979
Household durables 6.3%
Mohawk Industries, Inc. (A)	357,605	51,352,078
Newell Brands, Inc.	2,609,784	62,687,012
Internet and direct marketing retail 1.0%
Booking Holdings, Inc. (A)	8,994	17,487,304
Textiles, apparel and luxury goods 7.1%
Gildan Activewear, Inc.	2,645,088	65,915,593
PVH Corp.	729,519	62,198,790
Energy 12.7%		229,751,551
Energy equipment and services 9.4%
Baker Hughes Company	3,130,372	62,889,173
Halliburton Company	3,407,175	60,068,495
NOV, Inc.	3,754,800	46,484,424
Oil, gas and consumable fuels 3.3%
Cenovus Energy, Inc.	2,920,347	17,259,251
Exxon Mobil Corp.	421,059	18,880,286
Royal Dutch Shell PLC, ADR, Class A (B)	655,189	24,169,922
Financials 35.1%		635,110,318
Banks 12.2%
Bank of America Corp.	1,126,031	33,386,819
Citigroup, Inc.	1,285,544	74,548,697
JPMorgan Chase & Co.	290,927	37,433,577
Wells Fargo & Company	2,499,344	74,680,399
Capital markets 4.4%
The Goldman Sachs Group, Inc.	203,716	55,241,668
UBS Group AG (B)	1,754,343	25,244,996
Consumer finance 4.2%
Capital One Financial Corp.	727,968	75,897,944
Diversified financial services 4.6%
Equitable Holdings, Inc.	1,968,551	48,780,694
Voya Financial, Inc.	626,722	34,758,002
Insurance 9.7%
American International Group, Inc.	2,165,080	81,060,594
Axis Capital Holdings, Ltd.	934,725	42,903,878
MetLife, Inc.	1,062,784	51,173,050
Health care 3.9%		70,843,147
Health care providers and services 3.1%
Cardinal Health, Inc.	385,711	20,724,252
McKesson Corp.	201,618	35,176,292
Pharmaceuticals 0.8%
Viatris, Inc. (A)	879,494	14,942,603
2	JOHN HANCOCK CLASSIC VALUE FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Shares	Value
Industrials 10.9%		$196,968,637
Aerospace and defense 2.3%
Textron, Inc.	938,230	42,464,290
Industrial conglomerates 5.9%
General Electric Company	9,970,546	106,485,431
Machinery 2.7%
Wabtec Corp.	647,068	48,018,916
Information technology 5.0%		91,296,101
IT services 2.3%
Amdocs, Ltd.	143,112	10,106,569
Cognizant Technology Solutions Corp., Class A	417,580	32,550,361
Technology hardware, storage and peripherals 2.7%
Hewlett Packard Enterprise Company	3,941,586	48,639,171
Materials 2.2%		40,964,255
Chemicals 2.2%
Dow, Inc.	789,292	40,964,255
Utilities 5.2%		94,349,113
Electric utilities 5.2%
Edison International	607,510	35,332,782
NRG Energy, Inc.	1,425,171	59,016,331

	Yield (%)	Shares	Value
Short-term investments 4.6%			$82,761,744
(Cost $82,745,671)
Short-term funds 4.6%			82,761,744
John Hancock Collateral Trust (C)	0.1320(D)	2,118,902	21,203,220
State Street Institutional Treasury Money Market Fund, Premier Class	0.0100(D)	61,558,524	61,558,524

Total investments (Cost $1,520,990,017) 101.1%	$1,830,849,198
Other assets and liabilities, net (1.1%)	(19,562,309)
Total net assets 100.0%	$1,811,286,889

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 1-31-21. The value of securities on loan amounted to $20,687,986.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 1-31-21.
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK CLASSIC VALUE FUND	3

Notes to Fund's investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of January 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	2,118,902	$38,894,812	$86,763,368	$(104,448,733)	$2,328	$(8,555)	$19,869	—	$21,203,220
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent semiannual or annual shareholder report and prospectus.
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